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                                                               EXHIBIT NO. 10.12

                                ESCROW AGREEMENT

               This Escrow Agreement (the "Agreement") is entered into as of August 31, 1998 by and among SC/NE, LLC, a Delaware limited liability company ("Buyer"), Nextera Enterprises, L.L.C., a Delaware limited liability company and the controlling member of Buyer ("Nextera"), Sibson & Company, L.P., a Delaware limited partnership ("Seller"), Sibson & Company, Inc., a Delaware corporation ("General Partner"), SC2, Inc., a Delaware corporation ("Limited Partner"), the holders of capital stock of the General Partner and the Limited Partner (the "Shareholders"), and Chase Manhattan Trust Company, National Association, as escrow agent (the "Escrow Agent").

               WHEREAS, pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of the date hereof, by and among Buyer, Nextera, Seller, General Partner, Limited Partner and the Shareholders, Buyer is purchasing certain assets and assuming certain liabilities from Seller;

               WHEREAS, Seller, General Partner, Limited Partner and the Shareholders have agreed to indemnify Buyer and Nextera against certain breaches of the representations, warranties and covenants made by Seller, General Partner, Limited Partner and the Shareholders in the Purchase Agreement and against certain other matters as specified in Article XII of the Purchase Agreement; and

               WHEREAS, to secure payment of the Shareholders' indemnification obligations, 784,548 Class A Common Units of Nextera (the "Escrow Units" and together with additions to or earnings on the same, the "Escrow Deposit") are being deposited, pursuant to Section 2.4 of the Purchase Agreement, in escrow to be held as hereinafter provided.

               NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

               1. Establishment of Escrow: Investment.

               (a) Buyer and Nextera have herewith deposited the Escrow Units with the Escrow Agent contemporaneously herewith. The Escrow Units have been issued in the name of Seller, and shall be accompanied by stock powers or similar instruments duly signed in blank by Seller. Seller may transfer and assign its right to the Escrow Units to General Partner and Limited Partner by providing written notice to the Escrow Agent and Nextera and by furnishing to Nextera such documents as may be required to effect such transfer as set forth in the last sentence of Section 6 hereof. The Escrow Deposit shall be held in escrow in an account designated as the Sibson & Company Escrow Account or an account having such other similar designation, subject to the terms and conditions set forth herein. The Escrow Agent shall invest all cash, if any, held as part of the Escrow Deposit only in such specific investments as Nextera and the Escrow




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Representative (as hereinafter defined) shall from time to time jointly direct in writing to the Escrow Agent; provided, however, that such investments shall be limited to:

                  (1) time and demand deposits, certificates of deposit and acceptances, maturing within ninety (90) days from the date of acquisition thereof, issued by state and national banks located in the United States of America, including the Escrow Agent or any of its affiliates, and having capital, surplus and profits aggregating at least one hundred million dollars ($100,000,000);

                  (2) securities or other obligations of, or guaranteed by, the United States of America or any agency thereof having maturities of not greater than one (1) year;

                  (3) commercial paper, maturing within ninety (90) days from the date of acquisition thereof, rated A-1 or P-1 by Standard & Poor's or Moody's Investors Service;

                  (4) repurchase agreements fully collateralized by obligations described in clauses 1(a)(1), 1(a)(2) or 1(a)(3) hereof;

                  (5) shares of investment companies registered under the Investment Company Act of 1940 which invest in any obligation described herein, or shares of the Chase Vistasm Money Market Mutual Funds or any other mutual fund for which the Escrow Agent or an affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered or (ii) services performed for such funds and pursuant to this Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.

               Until further written notice, cash in the Escrow Deposit shall be invested in Chase Vistasm Prime Money Market Fund. Unless otherwise directed in writing by the Escrow Representative and Nextera, the Escrow Agent shall not invest all or any portion of the Escrow Deposit in any investment if the maturity date of such investment is later than the Termination Date (as defined below).

               (b) Seller, General Partner, Limited Partner and the Shareholders (collectively, the "Selling Parties" and each, individually, a "Selling Party") hereby appoint Seller and, upon conversion of Seller to a limited liability company, such limited liability company, to serve as the exclusive representative of the Selling Parties with respect to this Agreement (the "Escrow Representative"). and Seller, on behalf of itself and its successors and assigns, hereby accepts such appointment. If, for any reason, the Escrow Representative shall be either unable or unwilling to serve, a successor Escrow Representative shall be appointed by written consent of the Shareholders and all references to the Escrow Representative shall be deemed to include such






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successor. Each Selling Party whose signature appears below expressly agrees that this Agreement may be amended or modified, and compliance with any condition or covenant may be waived without the consent of, or execution thereof by, such Selling Party if the Escrow Representative agrees to such amendment or modification or grants such waiver, in each case by a writing duly and validly executed by the Escrow Representative as provided in Section 13; provided, however, that the Escrow Representative will not enter into any such amendment or modification or waive any condition or covenant that materially and adversely affects any Shareholder differently than all other Shareholders affected thereby without the consent of such Shareholder.

               2. Amounts Earned on Escrow Deposit: Tax Matters. All amounts earned, paid or distributed with respect to the Escrow Deposit, if any, (whether interest, dividends, distributions from Nextera with respect to the Escrow Units or otherwise) shall become a part of the Escrow Deposit, shall be held hereunder upon the same terms as the original Escrow Deposit and shall be distributed together with the underlying portion of the original Escrow Deposit pursuant to the terms of this Agreement. The parties agree that, prior to the consummation of the transactions contemplated by the Exchange Agreement (as defined in Section 5 below), the Partnership or the General Partner and the Limited Partner, as the case may be, will include all amounts earned on the Escrow Deposit (or allocated or distributed with respect thereto) in their gross income for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax resulting therefrom. The parties agree that, after the consummation of the transactions contemplated by the Exchange Agreement, the Shareholders shall include all amounts earned on the Escrow Deposit in their gross income for income tax purposes and pay any income tax resulting therefrom, pro rata in accordance with their combined ownership percentage as set forth on Exhibit A.




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               3. Claims Against Escrow Deposit.

               (a) At any time or times prior to the Termination Date (as hereinafter defined), Nextera, or any successor of Nextera, may make claims against the Escrow Deposit for indemnification pursuant to and in accordance with Article XII of the Purchase Agreement or Article VI of the Exchange Agreement. Nextera shall notify the Escrow Representative and the Escrow Agent in writing promptly upon determination to make a claim and in any event prior to the expiration of this Agreement of each such claim, including a summary of the amount of and bases for such claim. If the Escrow Representative shall dispute such claim, the Escrow Representative shall give written notice thereof to Nextera and to the Escrow Agent within thirty (30) days after receipt of notice of Nextera's claim, in which case the Escrow Agent shall continue to hold the Escrow Deposit in accordance with the terms of this Agreement; otherwise, such claim shall be deemed to have been acknowledged to be payable out of the Escrow Deposit in the full amount thereof and the Escrow Agent shall use its best efforts to pay such claim to Nextera within three (3) business days after expiration of said thirty (30) day period or as soon thereafter as possible following the determination of the fair market value of the Escrow Units pursuant to Section 3(b)(ii) below. If the amount of the claim exceeds the value of the Escrow Deposit, the Escrow Agent shall have no liability or responsibility for any deficiency.

               (b) The Escrow Agent shall follow the procedure below in making any payment in satisfaction of a claim against the Escrow Deposit:

                   (i) The Escrow Agent shall make such payment first from cash additions to or earnings on the Escrow Units, if any, until all cash in the Escrow Deposit has been exhausted.

                   (ii) To the extent that any claim exceeds the amount of cash in the Escrow Deposit, the Escrow Agent shall make payment from the Escrow Units in such number of Escrow Units (computed to the nearest whole unit) having a value equal to the value of the claim not satisfied by cash payment. Any payment of Escrow Units by the Escrow Agent to Nextera shall be treated as an adjustment to the number of Class A Common Units of Nextera received as consideration under the Purchase Agreement by Seller or, following consummation of the transactions contemplated by the Exchange Agreement as an adjustment to the consideration received by the Shareholders pursuant to the Exchange Agreement, as the case may be. The value of an Escrow Unit for purposes of this Section shall be the fair market value of such unit on the date of the claim as determined by the Board of Directors of Nextera (the "Board"). The fair market value shall be determined in good faith by the Board and the Board shall notify the Escrow Representative and Escrow Agent in writing of its determination (the "Initial Valuation Notice"). If the Escrow Representative disputes the fair market value of the Escrow Units as determined by the Board, then the Escrow Representative shall so notify the Board and Escrow Agent in writing (the "Appraisal Notice") within ten (10) business days of receipt of the Initial Valuation Notice. Within twenty (20) business days of the receipt of the Appraisal Notice, the Board and the Escrow Representative shall each appoint a professional appraiser to determine the fair market value of the Escrow Units. Each appraiser shall have at least five (5) years experience in appraising companies similar to Nextera. The two appraisers shall within the succeeding twenty (20) day period after their selection, attempt to reach agreement on the fair market value. If the




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appraisers reach such agreement they shall so notify the Escrow Agent and their agreement shall be final and binding on Buyer, Nextera, the Board, the Escrow Representative, Seller, General Partner, Limited Partner, the Shareholders, and their affiliates. If the appraisers fail to agree, they shall within ten (10) days thereafter select a third appraiser with the same qualification requirements, and the three (3) appraisers shall establish the fair market value by majority vote within the succeeding twenty (20) day period and shall notify the Escrow Agent of their determination. Such determination of the fair market value shall be final and binding on Buyer, Nextera, the Board, the Escrow Representative, Seller, the Shareholders, and their affiliates. In all events, the appraisers selected shall be unaffiliated with and otherwise independent of Buyer, Nextera, the Board, the Escrow Representative, Seller, General Partner, Limited Partner, the Shareholders, and their affiliates. If the fair market value of the Escrow Units, as determined by the appraisers, is less than or no more than five percent (5%) greater than the value as determined by the Board, then the Shareholders shall pay all costs associated with the appraisers. If the fair market value as determined by the appraisers is more than five percent (5%) greater than the value as determined by the Board, then Nextera shall pay for all costs associated with the appraisers. In determining fair market value, neither the Board nor any appraiser shall take into account (x) the value assigned to the Nextera Class A Units in connection with the Purchase Agreement or (y) any discount for a minority interest.

               To the extent Seller has transferred its rights to the Escrow Units to General Partner and Limited Partner, the Escrow Units delivered to Nextera in satisfaction of a claim shall be allocated among the General Partner and Limited Partner so as to reduce each corporation's interest in the remaining Escrow Units in proportion to their respective ownership percentages as set forth on Exhibit A hereto. In the event that the Incorporation Transaction (as defined in Section 5 below) has occurred, thereafter the Escrow Units delivered to Nextera in satisfaction of a claim shall be allocated among the Shareholders so as to reduce each Shareholder's interest in the remaining Escrow Units in proportion to their respective ownership percentages as set forth on Exhibit A hereto. Notwithstanding the foregoing, (i) any claim that is an Individual Claim (as defined in the Purchase Agreement) shall be satisfied by reduction of the interest in the Escrow Deposit of the Shareholder who committed fraud or who made the representation, warranty or covenant from which the Individual Claim arose and no other Shareholder shall have any liability therefor hereunder and
(ii) the satisfaction of one or more Individual Claims as describe in clause (i) shall not increase the proportion of any subsequent claim for which any Shareholder would have been responsible absent such prior satisfaction of such Individual Claims. In the event that the Escrow Agent must make payment with a number of units less than or different from the number of units represented by a certificate in the Escrow Deposit, the Escrow Agent shall surrender such certificate to Nextera and Nextera shall issue to the Escrow Agent certificates of Nextera Class A Units identical in form but for the number of units as necessary to allow for proper payment of the claim so long as the number of units of the new certificates plus the amount of units used to satisfy such claim shall be equivalent to the total number of units covered by the surrendered certificate.

               4. Disputed Claims.



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               (a) If the Escrow Representative shall dispute an indemnification claim of Nextera as above provided, the Escrow Agent shall set aside a portion of the Escrow Deposit sufficient to pay said claim in full as reasonably determined by Nextera in good faith (the "Set Aside Amount"). Nextera shall notify the Escrow Agent in writing of the Set Aside Amount. If Nextera notifies the Escrow Agent in writing that it has made out-of-pocket expenditures in connection with any such disputed claim, and provides paid receipts for such expenditures, in addition to expenditures included in the Set Aside Amount, an amount equal to such additional expenditures shall be added to the Set Aside Amount. The appropriate number of Escrow Units in the Set Aside Amount shall be determined by the procedure described in Section 3(b)(ii) above.

               (b) If the disputed indemnification claim has not been resolved or compromised within sixty (60) days after the Escrow Agent's receipt of the Escrow Representative's notice of dispute of the same, or in the event of a third-party claim or suit, within fifteen (15) days after its resolution or compromise, said indemnification claim shall be referred to the American Arbitration Association, to be settled by binding arbitration in New York, New York, in accordance with the commercial arbitration rules of the Association. The fees and expenses of the arbitrator shall be borne equally by the Shareholders on the one hand and Nextera on the other. In no event shall the Escrow Agent be responsible for any fee or expense of any party to any arbitration proceeding. The determination of the arbitrator as to the amount, if any, of the indemnification claim which is properly allowable shall be conclusive and binding upon the parties hereto and judgment may be entered thereon in any court having jurisdiction thereof, including, without limitation, any court in the State of New York. The arbitrator shall have the authority in its discretion to award to the prevailing party reasonable costs and expenses including attorney's fees and the cost of arbitration. The Escrow Agent shall use its best efforts to make payment of such claim, as and to the extent allowed, to Nextera out of the Set Aside Amount (or if insufficient, out of the Escrow Deposit) within three (3) business days following the Escrow Agent's receipt of said determination or as soon thereafter as possible.

               (c) Notwithstanding Section 4(b), if a disputed indemnification claim has not been resolved or compromised as of the Termination Date (as hereinafter defined), and such claim does not involve a third-party claim or suit, Nextera and the Escrow Representative shall continue to negotiate in good faith a settlement of such claims for a period of ten (10) days after the Termination Date. If, after the expiration of such ten-day period, such indemnification claim still has not been resolved or compromised, such claim shall be settled in accordance with the arbitration provisions set forth in
Section 4(b).

               (d) It is understood and agreed that should any dispute arise under this Section 4, the Escrow Agent, upon receipt of written notice of such dispute or claim by the Escrow Representative, is authorized and directed to retain in its possession without liability to anyone, the Set Aside Amount relating to such dispute plus any expenditures of Nextera made pursuant to
Section 4(a) until such dispute shall have been settled pursuant to this Section
4. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Deposit.

               (e) In connection with the resolution of a disputed indemnification claim, the arbitrator may award, in its discretion, to the Shareholders interest on the amount by which the





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Set Aside Amount exceeds the amount which the arbitrator determined would have been a reasonable Set Aside Amount, computed from the Termination Date to the date such Set Aside Amount is released from escrow if the arbitrator determines that (i) Nextera had no reasonable basis for making the indemnification claim or
(ii) the Set Aside Amount as determined by Nextera had no reasonable relation to the amount of the claim. The arbitrator may not award interest under this
Section 4(e) if Nextera's claim is occasioned by, or the Set Aside Amount corresponds to the amount of, a third-party claim regardless of the merits of such third-party claim.

               5. Incorporation Transaction; Exchange of Escrow Units. Pursuant to that certain Share Exchange Agreement (the "Exchange Agreement") dated as of the date hereof by and among Buyer, Nextera, the Partnership, General Partner, Limited Partner and the Shareholders, the Shareholders shall exchange their shares of capital stock of General Partner and Limited Partner for Newco Class A Stock (as defined in the Exchange Agreement) and the remaining Escrow Units at the time of the Incorporation Transaction (as defined in the Exchange Agreement) shall be released from escrow under this Agreement and an appropriate number of shares of Newco Class A Stock (as defined in the Exchange Agreement) shall be delivered to the Escrow Agent in substitution for the Escrow Units. Following the Incorporation Transaction, all references to Escrow Units in this Agreement shall be deemed to include such shares of Newco Class A Stock. The Escrow Agent shall follow the joint written instruction of Nextera and the Escrow Representative in carrying out the provisions of this Section 5.

               6. Termination. This Agreement shall terminate on the date that the Escrow Deposit is reduced to zero as the result of payments by the Escrow Agent to Nextera in accordance with the provisions of Section 3 or Section 4. If, however, the Escrow Deposit has not been reduced to zero as of the date that is eighteen (18) months following the date of this Agreement (the "Termination Date") and there are no outstanding indemnification claims on the Termination Date of which Escrow Agent has received notice hereunder, the Escrow Agent shall distribute the amount remaining in the Escrow Deposit to Seller or, to the extent Seller has transferred to the General Partner and Limited Partner its rights to the Escrow Deposit, the General Partner and Limited Partner in accordance with their respective ownership percentages as set forth on Exhibit A hereto, or, in the event that the Incorporation Transaction has occurred, to the Escrow Representative for distribution to the Shareholders in accordance with their respective ownership percentages as set forth on Exhibit A hereto. After such payment this Agreement shall terminate; otherwise this Agreement shall continue in effect until all indemnification claims Nextera has made pursuant to
Section 3 hereof on or prior to the Termination Date shall have been disposed of. As of the Termination Date, an amount of the Escrow Deposit adequate to cover all disputed and undisputed claims made by Nextera pursuant to Section 3 hereof will be held by the Escrow Agent (with the number of Escrow Units, if any, to be retained determined in accordance with Section 3(b)(ii)), and the Escrow Agent shall distribute on the Termination Date the balance, if any, of the Escrow Deposit to Seller or, to the extent Seller has transferred to the General Partner and Limited Partner its rights to the Escrow Deposit, the General Partner and Limited Partner in accordance with their respective ownership percentages as set forth on Exhibit A hereto, or, in the event that the Incorporation Transaction has occurred, to the Escrow Representative for distribution to the Shareholders in accordance with their respective ownership percentages as set forth on Exhibit A hereto. At such time as all remaining indemnification claims hereunder have been resolved and the Escrow Agent has received a written notice executed by







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Nextera and the Escrow Representative, or notification of a determination of an arbitrator pursuant to Section 4(b), to that effect and any amounts to be distributed to Nextera in connection therewith have been so distributed, the Escrow Agent shall distribute the remaining Escrow Deposit, if any, to Seller or, to the extent Seller has transferred to the General Partner and Limited Partner its rights to the Escrow Deposit, to the General Partner and Limited Partner in accordance with their respective ownership percentages as set forth on Exhibit A hereto, or in the event that the Incorporation Transaction has occurred or if, following a breach of Nextera's obligation to effect the Incorporation Transaction under the Exchange Agreement, the General Partner and Limited Partner have transferred to the Shareholders their rights to Nextera Class A Units, to the Escrow Representative for distribution to the Shareholders, in accordance with their respective ownership percentages as set forth on Exhibit A hereto. The Escrow Representative shall notify the Escrow Agent in writing upon Seller's transfer of its rights hereunder to General Partner and Limited Partner, and Nextera, the Escrow Representative, General Partner and Limited Partner shall take all necessary action to cause (i) the certificates representing the Escrow Units registered in the name of the Seller and the related stock powers or similar instruments executed by the Seller and deposited with the Escrow Agent to be released from escrow and transferred to General Partner and Limited Partner and (ii) new certificates registered in the name of General Partner and Limited Partner, together with stock powers or similar instruments duly signed in blank by General Partner and Limited Partner, to be deposited with the Escrow Agent in substitution for the certificates registered in the name of the Seller and the stock powers or similar instruments executed by Seller.

               7. The Escrow Agent.

               (a) Direction from Nextera and Escrow Representative. Notwithstanding anything herein to the contrary, the Escrow Agent shall promptly dispose of all or any part of the Escrow Deposit as directed by a writing signed by Nextera and Escrow Representative.

               (b) Reliance by Escrow Agent; Liability of Escrow Agent. Except with respect to capitalized terms used herein and defined in the Purchase Agreement or the Exchange Agreement, the Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties hereto or directions or instructions not specifically set forth as provided for herein. The Escrow Agent will not make any payment or disbursement from or out of the Escrow Deposit that is not expressly authorized pursuant to this Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payment which may be due it hereunder. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence and willful misconduct was the primary cause of any loss to Buyer, Nextera, Seller, General Partner, Limited Partner or the Shareholders. In the administration of the Escrow Deposit hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected







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and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. Buyer, Nextera, Seller, General Partner, Limited Partner and the Shareholders jointly and severally hereby agree to indemnify and hold the Escrow Agent and its directors, officers, agents and employees (collectively, the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees and expenses ("Losses") that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instructions or other directions upon which the Escrow Agent is authorized to rely pursuant to the terms of this Agreement. In addition to and not in limitation of the immediately preceding sentence, the Buyer, Nextera, Seller, General Partner, Limited Partner and the Shareholders also agree jointly and severally to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them in connection with or arising out of Escrow Agent's performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits). As between Buyer and Nextera on the one hand and Seller, General Partner, Limited Partner and the Shareholders on the other, each shall bear equally the indemnification obligations set forth in this Section 7(b). The provisions of this Section 7(b) shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent for any reason.

               (c) Fees and Expenses of the Escrow Agent. All fees of the Escrow Agent for its services hereunder, together with any expenses reasonably incurred by the Escrow Agent in connection with this Agreement, shall be shared equally by Buyer on the one hand and the Seller, General Partner, Limited Partner and the Shareholders on the other. The initial fees due the Escrow Agent to be paid by the Seller, General Partner, Limited Partner and the Shareholders (which are expected to be approximately $1,100) shall be paid in cash at the Closing and reduced from the cash portion of the Purchase Price (as defined in the Purchase Agreement). All other fees of the Escrow Agent in connection herewith shall be due from the parties upon receipt of an invoice from the Escrow Agent delivered to Nextera and the Escrow Representative.

               (d) Resignation and Removal of Escrow Agent; Successor Escrow Agent.

                   (i) The Escrow Agent may resign from its duties hereunder by giving each of the parties hereto not less than thirty (30) days prior written notice of the effective date of such resignation (which effective date shall be at least thirty (30) days after the date such notice is given). In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Nextera and the Escrow Representative and delivered to the Escrow Agent. The parties hereto intend that a successor escrow agent mutually acceptable to the Escrow Representative and Nextera will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation or removal. Upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Deposit to such successor escrow agent, together with an accounting of the investments held by it and all transactions related to this






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Agreement, including any distributions made and such records maintained by the
Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Deposit as such successor may reasonably request. If on or before the effective date of such resignation or removal, a successor escrow agent has not been appointed, the Escrow Agent will thereupon deposit the Escrow Deposit into the registry of a court of competent jurisdiction.

                          Upon written acknowledgment by a successor escrow
agent appointed in accordance with this Section 7(d)(i) of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Deposit, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, except for those arising under the last sentence of Section 7(b) of this Agreement, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

                   (ii) Any corporation, association or other entity into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or otherwise transfer all or substantially all of its corporate trust business, or any corporation, association or other entity resulting from any such merger, conversion, consolidation, sale or other transfer, shall, ipso facto, be and become successor Escrow Agent hereunder, vested with all of the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part or any of the parties hereto, anything herein to the contrary notwithstanding.

               8. Voting of Escrow Units. So long as any Escrow Units are retained by the Escrow Agent, Seller or, to the extent Seller has transferred its interest to General Partner and Limited Partner, General Partner and Limited Partner in accordance with their respective ownership percentages as set forth on Exhibit A hereto, or, in the event that the Incorporation Transaction has occurred or if, following a breach of Nextera's obligation to effect the Incorporation Transaction under the Exchange Agreement, the General Partner and Limited Partner have transferred to the Shareholders their rights to Nextera Class A Units, the Shareholders shall be entitled to exercise the voting power, if any, with respect to in the Escrow Units, in accordance with their respective ownership percentages as set forth on Exhibit A hereto.

               9. Governing Law. IT IS THE PARTIES' INTENT THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

               10. Counterparts. This Escrow Agreement may be executed in one or more counterparts, all of which documents shall be considered one and the same document.

               11. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when received, if personally delivered or sent by facsimile transmission, or three (3) days after deposited in the U.S. mails for delivery by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         TO BUYER:                          SC/NE, LLC
                                            One Cranberry Hill
                                            Lexington, MA 02173
                                            Attention:  Gresham T. Brebach, Jr.
                                            Fax:  (617) 778-4508

         With a copy to:                    Latham & Watkins
                                            701 B Street, Suite 2100
                                            San Diego, CA  92101
                                            Attention:  David A. Hahn, Esq.
                                            Fax:  (619) 696-7419

         With an additional copy to:        Maron & Sandler
                                            844 Moraga Drive
                                            Los Angeles, CA  90049
                                            Attention:  Stanley E. Maron, Esq.
                                            Fax:  (310) 440-3690

         TO NEXTERA:                        Nextera Enterprises, L.L.C.
                                            One Cranberry Hill
                                            Lexington, MA 02173
                                            Attention:  Gresham T. Brebach, Jr.
                                            Fax:  (617) 778-4508

         With a copy to:                    Latham & Watkins
                                            701 B Street, Suite 2100
                                            San Diego, CA  92101
                                            Attention:  David A. Hahn, Esq.
                                            Fax:  (619) 696-7419

         With an additional copy to:        Maron & Sandler
                                            844 Moraga Drive
                                            Los Angeles, CA  90049
                                            Attention:  Stanley E. Maron, Esq.
                                            Fax:  (310) 440-3690


         TO SELLER:                         Sibson & Company, L.P.
                                            830 Third Avenue, 7th Floor
                                            New York, New York 10022
                                            Attention:  Vincent C. Perro
                                            Fax:  (212) 935-6489




         With a copy to:                    Weil, Gotshal & Manges LLP
                                            767 Fifth Avenue
                                            New York NY 10153
                                            Attention:  David E. Zeltner, Esq.
                                            Fax:  (212) 310-8007

         TO GENERAL PARTNER:                Sibson & Company, Inc.
                                            830 Third Avenue, 7th Floor
                                            New York, New York 10022
                                            Attention:  Vincent C. Perro
                                            Fax:  (212) 935-6489

         With a copy to:                    Weil, Gotshal & Manges LLP
                                            767 Fifth Avenue
                                            New York NY 10153
                                            Attention:  David E. Zeltner, Esq.
                                            Fax:  (212) 310-8007

         TO LIMITED PARTNER:                SC2, Inc.
                                            830 Third Avenue, 7th Floor
                                            New York, New York 10022
                                            Attention:  Vincent C. Perro
                                            Fax:  (212) 935-6489

         With a copy to:                    Weil, Gotshal & Manges LLP
                                            767 Fifth Avenue
                                            New York NY 10153
                                            Attention:  David E. Zeltner, Esq.
                                            Fax:  (212) 310-8007


         TO ANY SHAREHOLDER:                To the address set forth in the
                                            Purchase Agreement.

         With a copy to:                    Weil, Gotshal & Manges LLP
                                            767 Fifth Avenue
                                            New York NY 10153
                                            Attention:  David E. Zeltner, Esq.
                                            Fax:  (212) 310-8007


         TO ESCROW AGENT:                   Chase Manhattan Trust Company,
                                            National Association
                                            One Oxford Centre
                                            301 Grant Street, Suite 1100
                                            Pittsburgh Pennsylvania 15219
                                            Attention:  Bruce J. Karhu
                                            Fax:  (412) 456-5565

               Addresses may be changed by written notice given pursuant to this Section. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

               11. Certification of Tax Identification Number. The parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow

Deposit is credited to the Escrow Deposit. The parties hereto understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Deposit.

               12. Force Majeure. Neither Buyer, Nextera, Seller, General Partner, Limited Partner, the Shareholders nor the Escrow Agent shall be responsible for delays or failures in performance under this Agreement resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

               13. Modifications. This Agreement may not be altered, amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance; provided, however, that, except as specifically provided by Section 1(b) above, no amendment or modification of this Agreement or waiver of compliance with any condition or covenant that has been duly and validly executed in writing by the Escrow Representative shall require the consent of, or execution thereof, by any other Selling Party and shall be valid and binding without such consent or execution. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

               14. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by a photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed, as of the date first written above.

                               BUYER:

                               SC/NE, LLC, a Delaware limited liability company

                               By:  NEXTERA ENTERPRISES, L.L.C.
                               Its: Sole Member

                               By: /s/  MICHAEL P. MULDOWNEY
                                   --------------------------------------------
                                   Name:  Michael P. Muldowney
                                   Title:  Chief Financial Officer


                               NEXTERA:

                               NEXTERA ENTERPRISES, L.L.C.


                               By: /s/  MICHAEL P. MULDOWNEY
                                   --------------------------------------------
                                   Name:  Michael P. Muldowney
                                   Title:  Chief Financial Officer


                               SELLER:

                               SIBSON & COMPANY, L.P.
                               By:  Sibson & Company, Inc., its General Partner

                               By: /s/  DOUGLAS J. TORMEY
                                   --------------------------------------------
                                   Name:  Douglas J. Tormey
                                   Title:  Vice President
                               Tax Identification Number:
                                                         ----------------------


                               GENERAL PARTNER:

                               SIBSON & COMPANY, INC.

                               By: /s/  DOUGLAS J. TORMEY
                                   --------------------------------------------
                                   Name:  Douglas J. Tormey
                                   Title:  Vice President
                               Tax Identification Number:
                                                         ----------------------

                               LIMITED PARTNER:

                               SC2, INC.

                               By: /s/  DOUGLAS J. TORMEY
                                   --------------------------------------------
                                   Name:  Douglas J. Tormey
                                   Title:  Vice President
                               Tax Identification Number:
                                                         ----------------------


                               ESCROW AGENT:

                               CHASE MANHATTAN TRUST COMPANY, NATIONAL
                               ASSOCIATION, as Escrow Agent

                               By: /s/  BRUCE J. KARHU
                                   --------------------------------------------
                                   Name:  Bruce J. Karhu
                                   Title:  Vice President


                               SHAREHOLDERS:




                                   /s/  JOHN BALKCOM
                                   --------------------------------------------
                                   John Balkcom
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  MARK BLESSINGTON
                                   --------------------------------------------
                                   Mark Blessington
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  FREDERICK BRIGGS
                                   --------------------------------------------
                                   Frederick (Ted) Briggs
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  ROGER BROSSY
                                   --------------------------------------------
                                   Roger Brossy
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  SEYMOUR BURCHMAN
                                   --------------------------------------------
                                   Seymour Burchman
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  PAMELA COHEN
                                   --------------------------------------------
                                   Pamela Cohen
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  GLENN DALTON
                                   --------------------------------------------
                                   Glenn Dalton
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  BARBARA DEWEY
                                   --------------------------------------------
                                   Barbara Dewey
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  DONALD GALLO
                                   --------------------------------------------
                                   Donald Gallo
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  DONALD GOUGH
                                   --------------------------------------------
                                   Donald Gough
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  ELIZABETH HAWK
                                   --------------------------------------------
                                   Elizabeth Hawk
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  MYRNA HELLERMAN
                                   --------------------------------------------
                                   Myrna Hellerman
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  JAMES KOCHANSKI
                                   --------------------------------------------
                                   James Kochanski
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  STEVEN LANDBERG
                                   --------------------------------------------
                                   Steven Landberg
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  PETER LeBLANC
                                   --------------------------------------------
                                   Peter LeBlanc
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  WILLIAM O'CONNELL
                                   --------------------------------------------
                                   William O'Connell
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  VINCENT PERRO
                                   --------------------------------------------
                                   Vincent Perro
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  JUDE RICH
                                   --------------------------------------------
                                   Jude Rich
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  KAREN ROCHE
                                   --------------------------------------------
                                   Karen Roche
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  ANNE SAUNIER
                                   --------------------------------------------
                                   Anne Saunier
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  RICHARD SEMLER
                                   --------------------------------------------
                                   Richard Semler
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  STEPHEN STRELSIN
                                   --------------------------------------------
                                   Stephen Strelsin
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  GERARD THOMAS
                                   --------------------------------------------
                                   Gerard (Chip) Thomas
                                   Tax Identification Number:
                                                             ------------------
                                   /s/  DOUGLAS TORMEY
                                   --------------------------------------------
                                   Douglas Tormey
                                   Tax Identification Number:
                                                             ------------------

                                   /s/  SUSAN ANNUNZIO TYNAN
                                   --------------------------------------------
                                   Susan Annunzio Tynan
                                   Tax Identification Number:
                                                             ------------------